Exhibit 99.1

Worksport ($WKSP) Expands Dealer Network, Exciting Growth Continues

West Seneca, New York, July 11, 2024 - Worksport® Ltd. (NASDAQ: WKSP), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, is excited to announce the launch of its new dealer webpage. The launch of this new dealer portal follows Worksport's record-breaking sales month in May, which reinforced the Company's year-end revenue guidance of $6-8 million, a substantial increase from the ~$1.5 million achieved in 2023.

Increased Sales

The new dealer webpage is designed to streamline the process for dealers to access and purchase Worksport products. Dealers can now find our products through distribution partners or directly from the company. Visit www.worksportdealer.com for more information. Early sales traction and dealer interest are already evident, underscoring the increasing demand for Worksport's offerings.

"In the last week alone, over 20 dealers have received Worksport products, and more than 100 have communicated interest," said Steven Rossi, CEO of Worksport. "This new dealer webpage is a strong step in supporting our dealer network and driving our sales growth. With a market size of over 7 million covers per year and a factory capable of producing 900+ covers daily, we believe the tonneau cover business is well-positioned to achieve cashflow positivity and nine-figure revenues in the near-term."

Rossi added, "To add to the excitement, the Worksport SOLIS solar tonneau cover and COR portable energy system, scheduled for initial release later this summer, are expected to unlock the next segment of growth for the company. We are very excited as the solar cover is first-to-market, and the COR system incorporates many unique features in the rapidly growing portable power industry."

Businesses interested in becoming dealers in Worksport's exclusive, highly innovative products are encouraged to visit the dealer page to find valuable information and connect with Worksport's' sales team.

Strategic Growth and Market Potential

Worksport specializes in manufacturing tonneau covers for all major vehicle makes and models, targeting a market with over 20,000 dealers across North America. The company aims to actively recruit dealers into the Worksport ecosystem through distribution and direct trade. The launch of a new dealer webpage is anticipated to drive sales, supporting the company's year-end revenue targets and future growth.

Earnings Call and Upcoming Product Launches

Worksport's Q2 earnings will be reported in August, accompanied by the company's first live earnings call. More information to come. Additionally, investors are reminded of the upcoming soft launches of the SOLIS solar cover and the COR portable energy system later this summer, with more updates to follow in the coming weeks.

Key Press-Releases released in 2024:

  June 20, 2024: Worksport Announces Record Breaking May Sales
  June 13, 2024: Worksport Awarded 'Innovator of the Year'
  May 16, 2024: Worksport Reports 1,506% Q1 Revenue Surge
  May 8, 2024: Worksport Awarded $2.8MM Grant
  April 25, 2024: Worksport Signals Undervalued Status, Eyes Major 2024 Growth
  March 18, 2024: $2.8MM Direct Offering Priced At-The-Market.
  March 6, 2024: Worksport to Launch Innovative SOLIS & COR Products This Summer
  February 7, 2024: Infineon and Worksport Announce Collaboration

Read all Worksport press releases: [Link to All Press Releases].

Stay Connected

Investors and customers are invited to follow Worksport's progress as it builds on this momentum and strives to redefine industry standards with each new corporate development.

  Investor Newsletter

Subscribe to our Investor Newsletter for automatic email notifications of future Worksport press releases: Link to Newsletter

  Contact Information

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 - 128
W: investors.worksport.com  E: investors@worksport.com  W: worksport.com

About Worksport

Worksport Ltd. (NASDAQ: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport's hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy's website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company's social media accounts on X (previously Twitter), Facebook,

LinkedIn, YouTube, and Instagram (collectively, the "Accounts"), the links of which are links to external third party websites, as well as sign up for the Company's newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Steven Obadiah, Investor Relations, Worksport Ltd.  T: 1 (888) 554-8789 - 128
W: investors.worksport.com    W: www.worksport.com    E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain "forward‐looking statements." Forward‐Looking statements reflect the current view about future events. When used in this press release, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," "project," "should," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward‐looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.